License:  10V/0252/95               LEASE
Printed:  1196LTO              NEW SOUTH WALES
                            REAL PROPERTY ACT 1900


INSTRUCTIONS FOR FILLING OUT THIS FORM ARE AVAILABLE FROM THE LAND TITLES
OFFICE

Office of State Revenue use only

(A)  PROPERTY LEASED
     If appropriate, specify the part or premises.
          VOLUME 9590 FOLIO 26 PART BEING LEVELS 3 AND 4, 1 ELIZABETH PLAZA, NORTH SYDNEY auto/consol 9590-26

(B)  LODGED BY
          LTO BOX 987T
          Name, Address or DX and Telephone
          LANDERER & COMPANY, SOLICITORS
          LEVEL 31, 133 CASTLEREAGH STREET
          SYDNEY NSW 2000
          DX 1247 SYDNEY
          REFERENCE (15 character maximum): EB:15-0530  TEL:  9261 4242

(C)  LESSOR
          NESOVA PTY LIMITED ACN 068 339 864
          The lessor leases to the lessee the property described above. Encumbrances (if applicable) 2064791

(E)  LESSEE
          L
          WORLD XCHANGE PTY LIMITED ACN  064 817 474

(F)  TENANCY:

(G)  1.   TERM:  Five (5) years

     2.   COMMENCING DATE:  15 August 1997

     3.   TERMINATING DATE:  14 August 2002

     4.   With an OPTION TO RENEW for a period of Five (5) years set out in
          Item 3

     6.   Together with and reserving the RIGHTS set out in the Annexure

     7.   Incorporates the provisions set out in ANNEXURE hereto.

     8. Incorporates the provisions set out in MEMORANDUM NO. Y119929 filed in the Land Titles Office.

(H) DATE 14 July 1997 We certify this dealing correct for the purposes of the Real Property Act 1900

     FOR EXECUTION BY THE PARTIES REFER TO EXECUTION PAGE ANNEXED HERETO

(I)  STATUTORY DECLARATION

     I solemnly and sincerely declare that the time for the exercise of Option to Renew/Purchase in expired lease No.__________ has ended and the lessee under that lease has not exercised the option.

     I make this solemn declaration conscientiously believing the same to be true and by virtue of the Oaths Act 1900.

     Made and subscribed at_________________ in the State of _________________
     on ________________19____ in the presence of




     ------------------------------------
             Signature of Witness

     ------------------------------------
        Name of Witness (BLOCK LETTERS)

     ------------------------------------     --------------------------------
     Address and Qualification of Witness           Signature of Lessor

THIS IS ANNEXURE "A" REFERRED TO IN THE LEASE BETWEEN NESOVA PTY LIMITED (AS LESSOR) AND WORLD XCHANGE PTY LIMITED (AS LESSEE) DATED THIS 14th Day of July, 1997

1. The provisions of Memorandum Y119929 are deemed to be incorporated herein with the following additions and alterations:

     CLAUSE 1 - DEFINITIONS

     1.1      Clause 1.1 is amended by adding the following:

              ""Index Number" means the Consumer Price Index (All Groups) for the City of Sydney published from time to time in the Commonwealth Statistician's Summary of Australian Statistics.
              If the Commonwealth Statistician updates the reference base of the Consumer Price Index (All Groups) for the City of Sydney due conversion must be made to preserve the intended continuity of calculation by using the appropriate arithmetical factor determined by the said Statistician. If there is any suspension or discontinuance of the Consumer Price Index (All Groups) by the Commonwealth Authorities "Index Number" means such index published at the commencement of the term and at the date of suspension or discontinuance of the Consumer Price Index (All Groups) in the Commonwealth Statistician's Summary of Australian Statistics which reflects fluctuations in the cost of living in Sydney and which the parties mutually agree on. If they are unable to agree then "Index Number" means such index chosen by a Valuer nominated by the President for the time being of the Institute. Such determination binds the Lessor and the Lessee. The cost of such determination will be borne equally by the Lessor and the Lessee.

              "Institute" means the Australian Institute of Valuers and Land Economists Inc (NSW Division) or such other professional organisation which succeeds that body."

     CLAUSE 2 - RENT AND RENT REVIEWS

     2.3      Clause 2.3 is amended by replacing "2" on line 2 with "2A".

     2.3A     Clause 2.3A is added as follows:

              "On each date specified in Item 2B of the Reference Schedule (the "CPI Review Dates") the Minimum Rent payable will be the higher of:

              (i) The Minimum Rent payable for the year immediately preceding the relevant CPI Review Date increased by five per cent (5%); or

              (ii) The Minimum Rent payable for the year immediately preceding the relevant CPI Review Date multiplied by the Index Number for the quarter ending immediately prior to the relevant CPI Review Date and divided by the Index Number for the quarter ending twelve (12) months prior to the relevant CPI Review Date."

     2.5 Clause 2.5 is amended by deleting the words "the Australian Institute of Valuers" and by inserting instead the words "the Australian Institute of Valuers and Land Economists (Inc.)".

     2.6 Clause 2.6 is amended by deleting the words "the Australian Institute of Valuers" and inserting instead the words "the Australian Institute of Valuers and Land Economists (Inc.)".

     2.12 Clause 2.12 is amended by deleting the words "the Australian Institute of Valuers" and inserting instead the words "the Australian Institute of Valuers and Land Economists (Inc.)".

     2.13 Clause 2.13 is replaced by "The Minimum Rent as determined on any Review Date shall not be less than the Minimum Rent payable immediately prior to such determination."

     CLAUSE 3 - LESSEE'S CONTRIBUTION TO OUTGOINGS

     3.1 The definition of "the Base Figure" is amended by deleting the words "31 March" and inserting instead the words "30 June".

              The definition of "Lease Year" is amended by deleting the words "31 March" and inserting instead the words "30 June".

     CLAUSE 4 - CLEANING

     4B(a) Clause 4B(a) is amended by inserting "in the absence of any default, omission or negligence on the part of the Lessor" after "workman of such person" on line 5.

     CLAUSE 5 - OPTION FOR RENEWAL AND HOLDING OVER

     5.1 Clause 5.1 is amended by deleting the words from lines 12 to 16 "at the rents equal to those which would have been payable hereunder in accordance with clause 2 of this Lease and with the Review Dates and the rent reviews occurring as if this lease had been granted for the aggregate of the term hereof and the further term stated in Item 3 and otherwise".

              Delete from line 17 the words "this present clause 5.1 which shall be omitted therefrom" and inserting instead the words:

              "(a) This clause 5.1, 18.1(a), 18.2 and 18.3 shall be omitted from the new lease and all words on the front page of the Lease referring to an option to renew shall be omitted.

              (b) The Minimum Rent payable by the Lessee in respect of such renewed term shall be calculated and payable on the day following the expiry of the original term herein.

              (c) The Minimum Rent for the first year of the renewed term shall be determined as if the first day of the renewed term was a Review Date.

              (d) If the rent in the renewed term shall not have been determined in accordance with the foregoing by the time of the commencement of the new term then the Lessee shall pay the same minimum rental as was payable by the Lessee to the Lessor in the last year of the current Lease and on a final determination of the new rent any additional rent necessary shall be paid forthwith by the Lessee to the Lessor in respect of the period commencing from the commencement date of the renewed term until payment of the additional amount as aforesaid.

              (e)    In the lease for the renewed term:

                     (i) the front of the lease shall be appropriately amended to show the commencing date of the renewed term and the terminating date of the renewed term;

                     (ii) Item 1 of the Reference Schedule and the amount stated therein shall be deleted and replaced with the amount of the Minimum Rent determined under this option clause;

                     (iii) in Item 3 of the Reference Schedule the information
                           therein shall be replaced with the words "Not applicable".

                     (iv) In Item 2A of the Reference Schedule the information therein shall be replaced with "15 February 2005".

              (f) The term shall be reviewed and adjusted in accordance with the provisions of clause 2 hereof."

     CLAUSE 8 - USE OF PREMISES

     8.2 Clause 8.2 is amended by inserting "other than the Permitted Use" after "Lessee" on line 2.

     CLAUSE 9 - INSURANCE AND INDEMNITY

     9.3 Clause 9.3 is amended by deleting the words "the Board of Fire Commissioners of New South Wales" and by inserting instead the words "the New South Wales Fire Brigades".

     9.5(a) Clause 9.5(a) is amended by inserting the words "except as arising out of any act or omission or the negligence of the Lessor or persons under the Lessor's control" at the end of the clause.

     CLAUSE 10 - DAMAGE OR DESTRUCTION

     10.1(d) Clause 10.1(d) is amended by deleting the words "is amended by deleting the words "the Australian Institute of Valuers" and inserting instead the words "the Australian Institute of Valuers and Land Economists (Inc.)".

     CLAUSE 11 - COVENANTS BY LESSOR

     11.1     Clause 11.1 is amended by:

              (a) deleting the word "Lessee" in line 1 and by inserting the word "Lessor";

     CLAUSE 13 - DEFAULT

     13.3 Clause 13.3 is amended by replacing "Should the Lessor become" on line 1 with "Within sixty (60) days of the Lessor becoming".

     CLAUSE 16 - BANK GUARANTEE

     16.1     Clause 16.1 is added as follows:

              16.1  (a)    The Lessee on or before the earlier of its signing
                           of this Lease and the Commencing Date shall provide to the Lessor a guarantee from a bank authorised to carry on business under the Banking Act, 1959 of the due observance and performance by the Lessee of all the provisions contained herein on the part of the Lessee to be observed or performed with a maximum liability to the bank of the amount specified in Item 12 of the Reference Schedule (the
                           "bank guarantee").

                    (b) Any bank guarantee provided pursuant to this clause 16 shall be upon terms and conditions required by the Lessor including but not limited to an irrevocable authority for the bank to pay the Lessor upon demand by the Lessor all amounts payable to the Lessor in consequence of the Lessee's failure to duly observe or perform any of such provisions.

                    (c) If at any time the Lessee fails to duly observe or perform any of the provisions contained herein on the part of the Lessee to be observed or performed the Lessor may in its discretion at any time call up the bank guarantee as may be necessary in the opinion of the Lessor to compensate the Lessor for any loss or damage suffered or which may be suffered by the Lessor by reason of such failure. Any such calling up by the Lessor shall not constitute a waiver of such failure and shall not prejudice any other remedy or right of the Lessor in respect of such failure.

                    (d) If the bank guarantee is called up by the Lessor in accordance with this clause and this Lease is not terminated by the Lessor the Lessee shall provide to the Lessor a further bank guarantee in the amount so called up (as the case may be) to be held in accordance with this clause.

                    (e) If the Minimum Rent is increased during the term, the Lessee must if requested by the Lessor, provide to the Lessor a further bank guarantee so the amount guaranteed at all time has the same proportion to the Minimum Rent as at the commencement date.

                    (f) If the Lessor's interest in the premises is assigned or transferred the Lessor shall be at liberty to assign the bank guarantee less all sums called up by it in accordance with this clause to any such assignee or transferee and thereupon the Lessor shall be discharged from all liability to the Lessee or any other person in respect of the bank guarantee.

              16.2 The calling up of the bank guarantee shall not deem the Lessor to condone or waive the Lessee's breach of the Lease and shall be without prejudice to the rights of the Lessor in respect thereof.

     CLAUSE 17 - MAIL DELIVERY

     17.1     Clause 17.1 is added as follows:

              "The Lessee acknowledges that it is aware that the Building does not have a mail room and that a mail delivery service will not be provided to the Building by Australia Post. The Lessee agrees that it will be the Lessee's responsibility to arrange for the collection of its mail from an office of Australia Post or if Australia Post has ceased to exist then the postal authority from time to time."

     CLAUSE 18 - SPECIAL CONDITIONS

     18.1     Clause 18.1 is added as follows:

              "Subject to due compliance with the terms and conditions of this Lease by the Lessee:

              (a)   the Lessee will be entitled to occupy:

                    (i) Level 3 of the Premises free of Minimum Rent only from the Commencing Date to 31 August 1997; and

                    (ii) Level 4 of the Premises free of Minimum Rent only from the Commencing Date to 30 November 1997.

              (b) and in particular clause 2.2(a)(ii), the amount of the Bank Guarantee as specified in Item 12 of the Reference Schedule will be reduced to four (4) months of instalments of Minimum Rent."

     18.2     Clause 18.2 is added as follows:

              "For the purposes of clause 18.1(a) the parties agree and acknowledge that the Minimum Rent stated in Item 1 of the Reference Schedule is apportioned as between Level 3 and Level 4 as follows:

              (a)   Level 3 - $242,688.50; and

              (b)   Level 4 - $311,618.50."

     18.3     Clause 18.3 is added as follows:

              "(a) The Lessor must complete the following words ("the Lessor's Works") to the Premises:

                    (i) replace ceiling tiles when necessary and restore the lighting grid on Levels 3 and 4; and

                    (ii)   re-carpet Levels 3 and 4; and

                    (iii)  paint all walls on Levels 3 and 4; and

                    (iv)   instal double entrance doors on Level 3; and

                    (v) restore to each of Levels 3 and 4 one pair of male and female amenities

              (b) Within seven (7) days of receiving this Lease duly executed by the Lessee and Guarantors, the Lessor will apply for council approval of the Lessor's Works. The Lessor will commence such works within seven (7) days of receiving council approval and the Lessee will not be required to pay Minimum Rent until such works have been substantially completed.

     18.4     Subject to:

              (a)   any council approvals; and

              (b) the Lessor's prior written approval which will not be unreasonably withheld as to the quality, material, dimensions and design and the precise positioning of the Lessee's signage the Lessee may instal a sign at the Lessee's cost above the external entrance to Level 4 of the Building.

                              REFERENCE SCHEDULE

ITEM 1        INITIAL RENT (Clause 2.1)

              $554,307.00

ITEM 2        A.    RENT REVIEW DATES       B.     CPI REVIEW DATES
                    (Clause 2.3)                   (Clause 2.3A)

                    15 February 2000               On each anniversary of the
                                                   Commencing Date

ITEM 3        OPTION PERIOD (Clause 5.1)

              Five (5) years

ITEM 4(a)     LESSEE'S PERCENTAGE OF INCREASE IN OUTGOINGS (Clause 3.1)

              20.45%

ITEM 4(b)     BASE YEAR (Clause 3.1)

              1997

ITEM 5        CLEANING (Clause 4)

              Lessor to clean

ITEM 6        USE (Clause 8.1)

              Offices

ITEM 7(a)     ACCESS (Clause 8.7)

              Restricted 24 hour access

ITEM 7(b)     CLOSURE OF BUILDING (Clause 8.8)

              Before 8:00am and after 6:00pm on Monday to Friday, Saturdays, Sundays and Public Holidays

ITEM 8        PUBLIC RISK INSURANCE (Clause 9.1)

              Ten Million Dollars ($10,000,000.00)

ITEM 9        GUARANTOR (Clause 14.1)

              Not applicable

ITEM 10       INTEREST (Clause 2.14)

              15%

ITEM 11       SERVICES PROVIDED BY THE LESSOR (Clause 11.1)

              A lift service and air conditioning between the hours of 8:00am and 6:00pm only on Monday to Friday (excluding Public Holidays and any other times during which the Premises or the Building are required to be closed by the Lessor or pursuant to Clause 8.8)

ITEM 12       BANK GUARANTEE (Clause 16.1 and Clause 18.1(b))

              An amount equivalent to six (6) months of instalments of Minimum Rent

THIS IS THE EXECUTION PAGE REFERRED TO IN THE LEASE BETWEEN NESOVA PTY LIMITED (AS LESSOR) AND WORLD XCHANGE PTY LIMITED (AS LESSEE) DATED THIS 14th DAY OF JULY 1997

EXECUTED AS A DEED

We hereby certify this Lease to be correct for the purposes of the Real Property Act, 1900.



THE COMMON SEAL of                      )
NESOVA PTY LIMITED                      )             [SEAL]
is affixed by authority of its Board    )
of Directors and in the presence of:    )


          /s/ Greg Shaw                             /s/ Danny Goldberg
-------------------------------------     ------------------------------------
Secretary/Director/Authorised Person                   Director


          /s/ Greg Shaw                             /s/ Danny Goldberg
-------------------------------------     ------------------------------------
       Print name of signatory                    Print name of signatory





THE COMMON SEAL of                      )
WORLD XCHANGE PTY LIMITED               )             [SEAL]
is affixed by authority of its Board    )
of Directors and in the presence of:    )


      /s/ Roger B. Abbott                          /s/ Edward S. Soren
-------------------------------------     ------------------------------------
               Director                                 Director


      /s/ Roger B. Abbott                          /s/ Edward S. Soren
-------------------------------------     ------------------------------------
       Print name of signatory                    Print name of signatory

                               CONSENT TO LEASE

LEASE between NESOVA PTY LIMITED                                  (the LESSOR)

AND WORLD XCHANGE PTY LIMITED                                     (the LESSEE)

OF PREMISES AT Levels 3 & 4, 1 Elizabeth Plaza, North Sydney    (the PREMISES)

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
ACN 005 357 522 of Level 2, 100 Queen Street, Melbourne             (the BANK)

the proprietor of Mortgage No. 2064791
over the land described in the Certificate of Title

Auto Consol 9590-26

at the request of the parties to the subject Lease CONSENTS to the granting of the Lease and all other provisions of the Lease subject to these provisions:

     - This consent is without prejudice to the right of the Bank to exercise its rights under its Mortgage subject to the rights of the Lessee under the Lease.

     - When the Bank exercises its rights under its Mortgage, it has all the rights of the Lessor under the Lease:

              - to enforce observance of all covenants in the Lease relating to the use and occupation of the Premises;

              - to exercise all rights, powers, privileges, remedies and authorities of the Lessor (including all right of re-entry and all incidental powers); and

              - to do all acts and grant all consents and licenses to the same extent as if those covenants, provisions, rights, powers, privileges and authorities were given to the Bank.

     - If the Bank exercises its rights under its Mortgage and gives a written notice to the Lessee to pay the rent to it, the Lessee must pay all future rents and other moneys payable under the Lease to the Bank, who may demand and sue for them if not paid. Upon receipt of that notice, the Lease is then deemed to be executed by the Lessee and the Bank.

     - All rights, powers and remedies of the Lessor under the Lease are not capable of being enforced by the Lessor without the consent in writing of the Bank until that notice is withdrawn or the Mortgage is discharged. Until then the Bank will have the same rights and remedies as the Lessor by virtue of the Lease, but if the Lessee has any legal or equitable rights of set-off against the Lessor, the Lessee cannot enforce them against the Bank.

     - Subject to the Lessee's right of quiet enjoyment of the Premises, the Bank will not be liable to observe or perform any of the obligations of the Lessor under the Lease unless it becomes mortgagee in possesion.

                                       2.

     -        The Lessor and the Lessee must not:

              - agree to assign or mortgage the Lease, or sublet all or any part of the Premises, or change the use of the Premises; or

              - vary the terms and conditions of the Lease or any renewal of it without the written consent of the Bank, which it will not withhold unreasonably.

     - If the Lessee does not observe the terms and conditions of this consent, then the Bank's consent to the granting of the Lease may, at the option of the Bank, become void and the rights of the Bank as mortgagee can be enforced without reference to the Lease.

     - Any statutory form of consent by the Bank is given without prejudice to these conditions.

              THE BANK AGREES that while the Lessee is not in default under the Lease it will not interfere with the Lessee's use or occupation of the Premises even though the Lessor is in default under the Mortgage.

              THE LESSOR AND THE LESSEE accept these conditions.

              DATED this 15th day of October 1997.

              EXECUTED IN MY PRESENCE BY    )   AUSTRALIA AND NEW ZEALAND
                 GREGORY DAVID RUSSELL      )   BANKING GROUP LIMITED
              As attorney of AUSTRALIA AND  )   By its Attorney
              NEW ZEALAND BANKING           )      GREGORY DAVID RUSSELL
              GROUP LIMITED he being        )   And I, the said Attorney,
              personally known to me        )   state that I have not received
                                            )   any Notices of the Revocation
                                            )   of the Power of Attorney
                                            )   Registered No. 878 Book 4001
                                            )   under the authority of which I
                                            )   have just executed this
                                            )   document.
                                            )
                  /s/ Belinda Fong          )    /s/ [ILLEGIBLE]
              ---------------------------   )   ------------------------------
              Signature of Witness          )   ACTING MANAGER SECURITIES for
                   Belinda Fong             )   the time being of Australia
              Name of Witness (Block        )   and New Zealand Banking Group
              Letters)                      )   Limited for New South Wales.

THE COMMON SEAL of                     )
NESOVA PTY LIMITED                     )           [SEAL]
is affixed by authority of its Board   )
of Directors and in the presence of:   )


          /s/ Greg Shaw                             /s/ Danny Goldberg
------------------------------------      ------------------------------------
Secretary/Director/Authorised Person                     Director



          /s/ Greg Shaw                             /s/ Danny Goldberg
------------------------------------      ------------------------------------
       Print name of signatory                  Print name of signatory






THE COMMON SEAL of                     )
WORLD XCHANGE PTY LIMITED              )           [SEAL]
is affixed by authority of its Board   )
of Directors and in the presence of:   )


         /s/ R.A.D. Vincent                      /s/ John A. Brennan
------------------------------------      ------------------------------------
            Secretary                                  Director



         /s/ R.A.D. Vincent                      /s/ John A. Brennan
------------------------------------      ------------------------------------
       Print name of signatory                  Print name of signatory